CERTAIN TRANSACTIONS	9 Months Ended
Sep. 30, 2012
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – Certain transactions:

Cephalon acquisition

On October 14, 2011, Teva acquired Cephalon, Inc. ("Cephalon") for total cash consideration of $6.5 billion. Cephalon was a global biopharmaceutical company with a marketed portfolio and a pipeline of branded products. The acquisition diversified Teva's branded portfolio and enhanced Teva's late-stage innovative pipeline.

The acquisition was financed by borrowings under credit facilities and by the issuance of long-term debt.

Cephalon's results of operations and balance sheet were included in Teva's consolidated reports commencing October 2011.

At the closing, Cephalon had contingent consideration liabilities related to future milestone payments due to several acquisitions in an aggregate fair value amount of $171 million.

The table below summarizes the estimates of the fair value of assets acquired, liabilities assumed and resulting goodwill as of the acquisition date.

		U.S. $
		in millions
Current assets	$2,855
Investment and non-current assets	506
Property, plant and equipment	359
Identifiable intangible assets:
Existing product rights and trade name	2,564
Research and development in-process	1,296
Goodwill	3,191
Total assets acquired	10,771

Current liabilities	827
Short term debt	2,082
Long-term liabilities, including deferred taxes	1,101
Contingent consideration	171
Total liabilities assumed	4,181
Non controlling interest	79
Net assets acquired	$6,511

The appraisals of the fair value of assets acquired and liabilities assumed and resulting goodwill have been finalized.

Adjustments during the measurement period did not have a significant impact on Teva's consolidated statements of income, balance sheets or cash flows and, therefore, we have not retrospectively adjusted our financial statements. These adjustments for identifiable intangible assets during the measurement period reflect changes in the estimated fair value of certain acquired intangibles, principally in-process research and developed assets, primarily to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. The adjustments did not result from intervening events subsequent to the acquisition date.

Some of Cephalon's in-process R&D was impaired during the third quarter of 2012. These impairments are described in note 12.

Sale of animal health activity

On September 14, 2012, Teva entered into an agreement to sell its U.S.-based animal health activity for up to $145 million. The purchase price includes a payment of $60 million at closing and up to $85 million in milestone payments.

The transaction is expected to close in 2013, subject to antitrust clearance and satisfaction of other conditions.

Acquisition of Neurosearch A/S assets

On October 25, 2012, Teva acquired from Neurosearch A/S, a Danish company, the rights, assets and obligations relating to Huntexil® (pridopidine / ACR16), a drug candidate being developed for the symptomatic treatment of hand movement, balance and gait disturbances in Huntington's disease. Under the agreement, Teva will pay NeuroSearch approximately $26 million. Regulatory and commercialization milestone payments may result in additional payments to NeuroSearch.